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               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  July 28, 1998


                     ALLEGHENY ENERGY, INC.
     (Exact name of registrant as specified in its charter)

Maryland                      1-267               13-5531602
(State or other          (Commission File       (IRS Employer
 jurisdiction of          Number)                Identification
 incorporation)                                  Number)


                     10435 Downsville Pike
                     Hagerstown, MD  21740

(Address of principal executive offices)


Registrant's telephone number,
  including area code:                          (301)  790-3400





Items 1 -4     Not Applicable

Item 5.   Other Events.

               On July 28, 1998, Alan J. Noia (Chairman, President and Chief Executive Officer of Allegheny Energy, Inc.) received the attached letter from David. D. Marshall (President and Chief Executive Officer of DQE, Inc.)

               On July 30, 1998, Allegheny Energy, Inc., distributed the attached press release which responded to the letter referenced above and included a letter from Alan J. Noia to David D. Marshall.

Item 6    Not applicable

Item 7    Exhibits:

               1. Letter dated July 28, 1998, from David D. Marshall to Alan J. Noia.

               2.   Allegheny Energy press release dated July 30, 1998.


                           SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                Allegheny Energy, Inc.




Dated:  July 30, 1998           By: /s/ Theresa J. Colecchia
                                Name:   Theresa J. Colecchia
                                Title:  Counsel